Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant X
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive proxy statement
|_|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                         Lexington B & L Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
               N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which  transactions  applies:
               N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
               N/A
--------------------------------------------------------------------------------
(5)   Total Fee paid:
               N/A
--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
               N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
               N/A
--------------------------------------------------------------------------------
(3)   Filing party:
               N/A
--------------------------------------------------------------------------------
(4)   Date filed:
               N/A
--------------------------------------------------------------------------------

                                December 20, 2002



Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Lexington B & L Financial Corp. The meeting will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 21, 2003 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Moore, Horton & Carlson, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                  Sincerely,

                                  /s/ E. Steva Vialle

                                  E. Steva Vialle
                                  CHIEF EXECUTIVE OFFICER

                         LEXINGTON B & L FINANCIAL CORP.
                               205 S. 13TH STREET
                            LEXINGTON, MISSOURI 64067
                                 (660) 259-2247
--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      The annual meeting of stockholders of Lexington B & L Financial Corp. ("Company") will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 21, 2003, at 10:00 a.m., local time, for the following purposes:

      1.    To elect two directors of the Company;

      2. To ratify the appointment of Moore, Horton & Carlson, P.C. as independent auditors for the Company for the fiscal year ending September 30, 2003; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on December 2, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Terry L. Thompson

                                    Terry L. Thompson
                                    SECRETARY

Lexington, Missouri
December 20, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         LEXINGTON B & L FINANCIAL CORP.


                      ------------------------------------

                                 PROXY STATEMENT

                     ------------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lexington B & L Financial Corp. ("Lexington" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for B & L Bank. The annual meeting will be held at the main office of B & L Bank, 205 S. 13th Street, Lexington, Missouri, on Tuesday, January 21, 2003, at 10:00 a.m., local time.
This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 20, 2002.


--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Lexington common stock if the records of the Company showed that you held your shares as of the close of business on December 2, 2002. As of the close of business on that date, a total of 726,399 shares of Lexington common stock were outstanding and entitled to vote. Each share of common stock has one vote. As provided in the Company's Articles of
Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Lexington common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Lexington common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Moore, Horton & Carlson, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. On this matter, abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of the Company for the purpose of requesting that you allow your shares of Lexington common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Lexington common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Moore, Horton & Carlson, P.C. as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Lexington common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Lexington common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the voting instruction form from your broker or bank that accompanies this proxy statement.

PARTICIPANTS IN B & L BANK'S ESOP

      If you participate in the B & L Bank Employee Stock Ownership Plan, the proxy card represents a voting instruction to the trustees. Each participant in the B & L Bank ESOP may direct the trustees as to the manner in which shares of Lexington common stock allocated to the participant's plan account are to be voted. Unallocated shares of common stock held by the B & L Bank ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information as of December 2, 2002 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                               PERCENT OF
                                           NUMBER OF          COMMON STOCK
NAME AND ADDRESS                          SHARES OWNED         OUTSTANDING
---------------                       --------------------    -------------
B & L Bank                                 101,200(1)             13.93%
Employee Stock Ownership Plan
205 S. 13th Street
Lexington, Missouri  64067

Erwin Oetting, Jr.                          64,998(2)              8.65
205 S. 13th Street
Lexington, Missouri 64067

Jeffrey L. Gendell                          62,500(3)              8.60
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

E. Steva Vialle                             54,738(4)              7.36
205 S. 13th Street
Lexington, Missouri 64067

----------------------------
(1) Includes 35,782 shares that have not been allocated to participants' accounts and 65,418 shares that have been allocated to participants' accounts. Under the terms of the B & L Bank ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. The trustees of the B & L Bank ESOP are Erwin Oetting, Norman Vialle and Steve Oliaro, all of whom are directors of the Company.
(2) Includes 11,898 shares allocated to Mr. Oetting under the B & L Bank ESOP as to which Mr. Oetting has voting power but not investment power. Also includes 25,300 shares that may be acquired within 60 days of December 2, 2002 through the exercise of stock options.
(3) Information concerning the shares owned by Mr. Gendell and related entities was obtained from an amended Schedule 13G dated February 15, 2002. According to this filing, Mr. Gendell has shared voting and dispositive power with respect to 62,500 shares, Tontine Financial Partners, L.P. has shared voting and dispositive power with respect to 62,500 shares, and Tontine Management, L.L.C. has shared voting and dispositive power with respect to 62,500 shares.
(4) Includes 10,312 shares allocated to Mr. Vialle under the B & L Bank ESOP as to which Mr. Vialle has voting power but not investment power. Also includes 17,710 shares that may be acquired within 60 days of December 2, 2002 through the exercise of stock options.


      The following table provides information about the shares of Lexington common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of December 2, 2002. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.



                                             NUMBER OF         NUMBER OF SHARES
                                           SHARES OWNED      THAT MAY BE ACQUIRED       PERCENT OF
                                           (EXCLUDING          WITHIN 60 DAYS BY       COMMON STOCK
             NAME                          OPTIONS)(1)        EXERCISING OPTIONS      OUTSTANDING(5)
   ------------------------------------- ---------------    ----------------------  ------------------

   Erwin Oetting, Jr.                          39,698               25,300                8.65%

   Steve Oliaro                                13,260(2)             6,325                2.67

   Norman Vialle                               10,060(3)             6,325                2.24

   Charles R. Wilcoxon                          9,560                6,325                2.17

   E. Steva Vialle                             37,028(4)            17,710                7.36

   William J. Huhmann                          31,713                    0                4.37

   All Executive Officers and                 181,047               82,225               32.56%
   Directors as a Group (10 persons)

---------------------------------
(1) Shares allocated under the B & L Bank ESOP, as to which the holder has voting power but not investment power, are included as follows: Mr. Oetting, 11,898 shares; Mr. Steva Vialle, 10,312 shares; all executive officers and directors as a group, 40,671 shares.
(2) Includes 3,000 shares owned by a company controlled by Mr. Oliaro and 800 shares owned by Mr. Oliaro's spouse.
(3) Includes 9,554 shares owned by trusts for which Mr. Vialle serves as trustee.
(4)   Includes 223 shares owned by Mr. Vialle's spouse.
(5) Percentages with respect to each person or group of persons have been calculated on the basis of 726,399 shares of Lexington common stock, which is the number of shares of the Company's common stock outstanding and entitled to vote as of December 2, 2002, plus the number of shares that may be acquired within 60 days of that date through the exercise of stock options.

------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

------------------------------------------------------------------------------

      The Company's Board of Directors consists of six members. Three of the Company's directors, Norman Vialle, Charles R. Wilcoxon and Steve Oliaro, are independent directors under the current listing standards for the Nasdaq Stock Market. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve three-year terms, or until their successors have been elected and qualified. The nominees are Norman Vialle and Charles R. Wilcoxon, each of whom is currently a director of the Company and B & L Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. VIALLE AND WILCOXON.

      Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2004 and 2005, is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2002. The indicated period for service as a director includes service as a director of B & L Bank. There are no family relationships among the directors except that Norman Vialle is the uncle of E. Steva Vialle.

                       NOMINEES FOR ELECTION AS DIRECTORS

      The directors standing for election are:

      NORMAN VIALLE. Mr. Vialle is the retired owner and operator of Maid-Rite Drive-In, Lexington, Missouri. Mr. Vialle is 76 years old and has been a director since 1964.

      CHARLES R. WILCOXON. Mr. Wilcoxon is a retired businessman. Mr. Wilcoxon is 90 years old and has been a director since 1962.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2004:

      E. STEVA VIALLE. Mr. Vialle has served as Chief Executive Officer of the Company and the Bank since December 2001. Mr. Vialle served as Executive Vice President, Chief Operating Officer and Secretary of the Company and B & L Bank from 1984 to December 2001. Mr. Vialle is 51 years old and has been a director since 1992.

      WILLIAM J. HUHMANN. Mr. Huhmann has served as President of the Company since December 2001, and Senior Vice President and Chief Financial Officer of the Company since September 1997 and of B&L

Bank since April 2000. Mr. Huhmann served as Chairman and Chief Financial Officer of Lafayette County Bank from 1991 until April 2000. Mr. Huhmann is 63 years old and has been a director since April 2002.

      The following directors have terms ending in 2005:

      ERWIN OETTING JR. Mr. Oetting retired as the President and Chief Executive Officer of the Company and President and Chief Executive Officer of B & L Bank in December 2001. Mr. Oetting currently serves as Chairman of the Board of the Company and B & L Bank. Mr. Oetting is 62 years old and has been a director since 1966.

      STEVE OLIARO. Mr. Oliaro is the owner of Baker Memorials, Inc. and sole proprietor of Custom Grafix Design, both in Lexington, Missouri. Mr. Oliaro is 57 years old and has been a director since 1989.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company conducts its business through meetings of the Board and its committees. During the fiscal year ended September 30, 2002, the Board of Directors of the Company held twelve regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board and committees on which such Board member served during this period.

      Messrs. Erwin Oetting, Jr., Steve Oliaro, Norman Vialle, Charles R. Wilcoxon, and E. Steva Vialle currently serve on the audit committee. The audit committee receives and reviews reports prepared by the Company's outside auditor. During the fiscal year ended September 30, 2002, the audit committee met one time. The entire Board of Directors functions as a compensation committee to review and establish annual employee salary increases and bonuses. During the fiscal year ended September 30, 2002, the Board of Directors met one time in its capacity as a compensation committee.

DIRECTORS' COMPENSATION

      All of the Directors of the Company currently serve on the Board of Directors of B & L Bank. Non- employee directors of B & L Bank receive a fee of $750 per month. No additional compensation is paid for service on the Board of Directors of the Company.

      B & L Bank has adopted a retirement plan to help ensure the retention of directors of experience and ability in key positions of responsibility by providing such directors with a retirement benefit upon their retirement from the Board of Directors. The plan provides that a director who retires from the Board with specified years of service will be designated a director emeritus and continue to receive the compensation payable to members of the Board for a period of five years following retirement. The same benefit would be payable to the director (or his designated beneficiary) in the event of his death or disability while serving on the Board if the director was otherwise eligible to receive the normal retirement benefit. In the event of a change in control of B & L Bank (as defined in the plan), the plan provides that all directors would be deemed retired and the then present value of the normal retirement benefit would be payable in a lump sum to each director on the effective date of the change in control.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Oetting and Mr. Vialle. No other executive officer of the Company or its subsidiaries received salary and bonus of $100,000 or more during the year ended September 30, 2002.


                                                                            LONG-TERM COMPENSATION
                                                                          ---------------------------
                                             ANNUAL COMPENSATION                    AWARDS
                                      ----------------------------------  ---------------------------
                                                              OTHER                       SECURITIES
                                                              ANNUAL       RESTRICTED     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL                                         COMPENSATION   STOCK AWARDS   OPTIONS/SAR   COMPENSATION
POSITIONS                      YEAR   SALARY($)  BONUS($)    ($)(1)(2)        ($)            (#)          ($)(3)
----------------------         -----  --------   -------   -------------  -------------   -----------  -------------
Erwin Oetting, Jr.,            2002     23,851     3,950        --            --             --             --
   Former President and Chief  2001     95,848     8,108      3,000           --             --           23,781
   Executive Officer           2000     80,875     8,015      9,806           --             --           21,955

E. Steva Vialle                2002     88,167     3,143        --            --             --           20,291
   Chief Executive Officer     2001     79,777     6,482      3,000           --             --           19,087
                               2000     64,000     6,165      9,806           --             --           16,887

------------------------
(1) Does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of total annual salary and bonus.
(2) Consists of director's fees of $3,000 for Mr. Oetting and directors fees of $3,000 for Mr. Vialle.
(3)  Represents employer contribution to the B & L Bank ESOP.

OPTION VALUE AT FISCAL YEAR END

      The following table provides information regarding unexercised stock options for the persons named in the summary compensation table (the named executive officers) as of September 30, 2002. No named executive officer exercised any stock options during the year ended September 30, 2002.


                                 NUMBER OF SECURITIES
                                UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                   OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
           NAME                      YEAR-END (#)               FISCAL YEAR-END ($) (1)
--------------------------    --------------------------    ------------------------------
                              EXERCISABLE  UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                              -----------  -------------    -----------     -------------
Erwin Oetting, Jr.              25,300         --               --             --

E. Steva Vialle                 17,710         --               --             --

-------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2002 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENT

      The Company and B & L Bank have entered into a three-year employment agreement with Mr. Vialle. Under the agreement, the current salary level for Mr. Vialle is $87,625, which amount is paid by B & L Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Company and B & L Bank at any time or upon the occurrence of certain events specified by federal regulations.

      The employment agreement provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Company or B & L Bank. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Vialle is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control.

      The severance payment under the employment agreement will equal 2.99 times Mr. Vialle's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within 10 business days following the termination of employment. Section 280G of the Internal Revenue Code states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such payments in excess of base compensation, and the Company would not be entitled to deduct such amount.

      The employment agreement restricts Mr. Vialle's right to compete against the Company and B & L Bank for a period of one year from the date of termination of the agreement if Mr. Vialle voluntarily terminates employment, except in the event of a change in control.

SALARY CONTINUATION AGREEMENTS

      MR. VIALLE

      B & L Bank has entered into a salary continuation agreement with Mr. Vialle to ensure his continued service with B & L Bank through retirement and to provide him with additional financial security at retirement. The agreement provides Mr. Vialle with monthly benefits of $1,500 for a period of 180 months following retirement. In the event of Mr. Vialle's death while employed by the Company or B & L Bank, his designated beneficiary will receive the same benefit as if Mr. Vialle had retired at the specified retirement age.

      MR. OETTING

      B & L Bank entered into a salary continuation agreement with Mr. Oetting to ensure his continued service with B & L Bank through retirement and to provide him with additional financial security at retirement. The agreement provides Mr. Oetting with monthly benefits of $3,165 for a period of 180 months following retirement. Mr. Oetting began receiving his monthly payment under his salary continuation agreement in January, 2002. In the event of Mr. Oetting's death his designated beneficiary will receive the same benefit currently received by Mr. Oetting.

DEFINED BENEFIT PLAN

      B & L Bank is a participant in the Financial Institution Retirement Fund ("FIRF"), a multiple employer, non-contributory defined benefit retirement plan. The FIRF plan covers all employees who have completed one year of service and have attained the age of 21 years and provides for monthly retirement benefits determined based on the employee's base salary and years of service after June 1, 1988. The normal retirement age is 65 and the early retirement age is before age 65, but generally after age 55. Normal retirement benefits are equal to 2.0% multiplied by the years of service to B & L Bank and the employee's average salary for the five highest consecutive years preceding retirement. Benefits under the plan are not subject to offset for social security benefits. If an employee elects early retirement, but defers the receipt of benefits until age 65, the formula for computation of early retirement benefits is the same as if the employee had retired at the normal retirement age. However, if the employee elects early retirement and receives benefits prior to age 65, benefits are reduced by applying an early retirement factor based on the number of years the early retirement date precedes age 65. If a participant terminates employment prior to the normal retirement date or early retirement date as a result of disability, the participant would receive the vested percentage of benefits at the participant's normal retirement date. Separate actuarial valuations are not made for individual members of the plan. As of September 30, 2002, Mr. Oetting had 13.7 years and Mr. Vialle had 14.5 years of credited service under the plan.

      The following table illustrates annual pension benefits payable at normal retirement age, based on various levels of compensation and years of service.


                                       YEARS OF BENEFIT SERVICE
    HIGHEST 5 YEAR FINAL      -------------------------------------------
      AVERAGE EARNINGS           5       10       15       25       35
----------------------------  -------  -------  -------  -------  -------
         $ 10,000              1,000    2,000    3,000    5,000    7,000
           20,000              2,000    4,000    6,000   10,000   14,000
           30,000              3,000    6,000    9,000   15,000   21,000
           40,000              4,000    8,000   12,000   20,000   28,000
           60,000              6,000   12,000   18,000   30,000   42,000
           80,000              8,000   16,000   24,000   40,000   56,000
          100,000             10,000   20,000   30,000   50,000   70,000
          120,000             12,000   24,000   36,000   60,000   84,000
          130,000             13,000   26,000   39,000   65,000   91,000


------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

------------------------------------------------------------------------------

      The Audit Committee is responsible for exercising independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of five directors of the Company, a majority of whom are independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2002 for filing with the Securities and Exchange Commission.

                               Erwin Oetting, Jr.
                                  Steve Oliaro
                                  Norman Vialle
                               Charles R. Wilcoxon
                                 E. Steva Vialle

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires Lexington's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Lexington common stock during the fiscal year ended September 30, 2002.


--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. B & L Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Moore, Horton & Carlson, P.C. to be its independent auditors for the 2003 fiscal year, subject to the ratification by stockholders. A representative of Moore, Horton & Carlson is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

      The following table sets forth the fees billed to the Company for the fiscal year ending September 30, 2002 by Moore, Horton & Carlson, P.C.:


                Audit Fees..........................     $59,315
                Financial information and systems
                  design and implementation fees....     $    --
                All other fees*.....................     $16,912

                --------------------
                * Includes fees for  tax-related  services and assistance with securities filings.

      The Audit Committee believes that the provision of non-audit services by Moore, Horton & Carlson, P.C. are compatible with maintaining Moore, Horton & Carlson, P.C.'s independence.


--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Lexington common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company has also hired Regan & Associates, New York, New York, to assist in soliciting proxies at a cost of $3,400.

      The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 2, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON DECEMBER 2, 2002 UPON WRITTEN REQUEST TO TERRY L. THOMPSON, CORPORATE SECRETARY, LEXINGTON B & L FINANCIAL CORP., 205 SOUTH 13TH STREET, LEXINGTON, MISSOURI 64067. THE COMPANY'S FORM 10-KSB IS ALSO AVAILABLE THROUGH THE SEC'S WORLDWIDE WEBSITE ON THE INTERNET (HTTP://WWW.SEC.GOV).

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals that stockholders seek to have included in the proxy statement for Lexington's next annual meeting must be received by the Company no later than August 22, 2003. Any such proposals will be subject to the requirements of the proxy rules adopted by the SEC.

      The Company's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days prior to the date of the annual meeting; provided that if less than 70 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders or public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Terry L. Thompson

                                    Terry L. Thompson
                                    SECRETARY

Lexington, Missouri
December 20, 2002

                         LEXINGTON B & L FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 21, 2003

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the entire Board of Directors, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Lexington B & L Financial Corp. ("Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 21, 2003, at 10:00 a.m., local time, at the main office of B & L Bank, 205 South 13th Street, Lexington, Missouri, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      This proxy card will also be used to provide voting instructions to the trustees for any shares of common stock of the Company allocated to participants under the B & L Bank Employee Stock Ownership Plan.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Norman Vialle and Charles R. Wilcoxon

            FOR               VOTE WITHHELD
            ---               -------------
            |_|                   |_|

      2. The ratification of the appointment of Moore, Horton & Carlson, P.C., as independent auditors for the Company for the fiscal year ending September 30, 2003.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                        |_|               |_|

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 20, 2002 and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                ---------------------------


                                          ---------------------------------
                                          STOCKHOLDER SIGN ABOVE



                                          ---------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.